CONSENT OF COUNSEL

I hereby consent to the use of my name as legal counsel in the Current
Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 filed by ATI Networks, Inc. on Form 8-K.

                                   MARK T. THATCHER, P.C.

                                   /S/ Mark T. Thatcher
                                   By:_____________________________
                                   MARK T. THATCHER, President

                                   Newport, RI
                                   June 26, 1998